UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2021

Sierra Income Corporation

(Exact Name of Registrant as Specified in its Charter)

Maryland
0-54650	(State or other jurisdiction of incorporation)	45-2544432
(Commission File Number)		(I.R.S. Employer Identification No.)

100 Park Avenue New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 759-0777

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 21, 2021, the Board of Directors (the “Board”) of Sierra Income Corporation (the “Company” or “Sierra”)) approved the suspension of the Company’s distribution reinvestment plan (the “DRIP”) pursuant to an Agreement and Plan of Merger by and among the Company, Barings BDC, Inc. (“BBDC”), Mercury Acquisition Sub, Inc. and Barings LLC under which the Company will merge with and into BBDC, subject to approval of the stockholders of the Company and BBDC. As a result, beginning with the Company’s first distribution following the September 2021 distribution, any distributions declared by the Company will be paid in cash to all stockholders unless and until the DRIP is reinstated.

In accordance with the terms of the DRIP, the Company is distributing a letter to its stockholders regarding the suspension of the DRIP. A copy of the form of the letter to the Company’s stockholders is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” which are statements other than statements of historical facts, are not guarantees of future performance or results of BBDC, Sierra, or, following the Mergers, the combined company, and involve a number of risks and uncertainties, including statements regarding the completion of the proposed transactions between BBDC and Sierra contemplated by the Merger Agreement (the “Transaction”) and the timing and amount of any distributions in the future. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings made by BBDC or Sierra with the Securities and Exchange Commission (“SEC”), including those contained in the Proxy Statement (as defined below), when such documents become available. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Transaction closing; (ii) the expected synergies and savings associated with the Transaction; (iii) the expected elimination of certain expenses and costs due to the Transaction; (iv) the percentage of Sierra’s stockholders voting in favor of the Transaction; (v) the percentage of BBDC’s stockholders voting in favor of the relevant Proposals (as defined below); (vi) the possibility that competing offers or acquisition proposals for Sierra will be made; (vii) the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived; (viii) risks related to diverting the attention of BBDC’s management or Sierra’s management from ongoing business operations; (ix) the risk that stockholder litigation in connection with the Transaction may result in significant costs of defense and liability; (x) the future operating results of the combined company or BBDC’s, Sierra’s or the combined company’s portfolio companies; (xi) regulatory approvals and other factors; (xii) changes in regional or national economic conditions, including but not limited to the impact of the COVID-19 pandemic, and their impact on the industries in which BBDC and Sierra invest; (xiii) changes to the form and amounts of Sierra’s tax obligations; (xiv) fluctuations in the market price of BBDC’s common stock; (xv) the Transaction’s effect on the relationships of BBDC or Sierra with their respective investors, portfolio companies, lenders and service providers, whether or not the Transaction is completed; (xvi) the reduction in BBDC’s stockholders’ and Sierra’s stockholders’ percentage ownership and voting power in the combined company; (xvii) the challenges and costs presented by the integration of BBDC and Sierra; (xviii) the uncertainty of third-party approvals; (xix) the significant Transaction costs; (xx) the restrictions on BBDC’s and Sierra’s conduct of business set forth in the Merger Agreement; and (xxi) other changes in the conditions of the industries in which BBDC and Sierra invest and other factors enumerated in BBDC’s and Sierra’s filings with the SEC. You should not place undue reliance on such forward-looking statements, which are and will be based upon BBDC management’s and Sierra management’s respective then-current views and assumptions regarding future events and operating performance, and speak only as of the date any such statement is made. Neither BBDC nor Sierra undertakes any duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

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Additional Information and Where to Find It

This communication relates to a proposed business combination involving BBDC and Sierra, along with related proposals for which stockholder approval will be sought (collectively, the “Proposals”).

In connection with the proposed Transaction, BBDC and Sierra plan to file with the SEC and mail to their respective stockholders a joint proxy statement on Schedule 14A (the “Proxy Statement”), and BBDC plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Proxy Statement and a prospectus of BBDC. The Proxy Statement and the Registration Statement will each contain important information about BBDC, Sierra, the proposed Transaction and related matters. STOCKHOLDERS OF EACH OF BBDC AND SIERRA ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND THE REGISTRATION STATEMENT WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BBDC, SIERRA, THE TRANSACTION AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site at http://www.sec.gov and, for documents filed by BBDC, from the BBDC website at http://www.baringsbdc.com or for documents filed by Sierra, from the Sierra website at http://www.sierraincomecorp.com.

Participants in the Solicitation

BBDC and Sierra and their respective directors, executive officers and certain other members of management and employees of Barings, SIC Advisors LLC and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of BBDC and Sierra in connection with the Proposals. Information about the directors and executive officers of BBDC is set forth in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 26, 2021. Information about the directors and executive officers of Sierra is set forth in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 28, 2021. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of BBDC’s and Sierra’s stockholders in connection with the Proposals will be contained in the Proxy Statement and other relevant materials to be filed with the SEC when such documents become available. Investors should read the Proxy Statement and Registration Statement carefully and in their entirety when they become available before making any voting or investment decisions. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this Current Report on Form 8-K is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in BBDC, Sierra or in any fund or other investment vehicle. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Letter to Stockholders Suspending the Company’s Distribution Reinvestment Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2021		SIERRA INCOME CORPORATION

	By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer

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